Schedule of Investments PIMCO Flexible Emerging Markets Income Fund	March 31, 2024 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 109.0% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 10.1%
Ecopetrol SA TBD% due 08/16/2024 «µ		$600	$601
NMC Healthcare LLC
11.149% (LIBOR03M + 6.000%) due 03/25/2025 «~	AED	1,157	321
11.149% (LIBOR03M + 6.000%) due 03/25/2027 «~		1,543	428
Oi SA 1.750% (LIBOR03M + 1.750%) due 02/26/2035 ~		$390	7
Republic of Kenya TBD% due 06/29/2025 «		450	445
SOCAR Turkey Enerji AS 7.348% (EUR006M + 3.450%) due 08/11/2026 ~	EUR	300	321
State Oil Co. of the Azerbaijan Republic 8.305% (TSFR06M + 2.500%) due 11/26/2024 «~		$362	359
Telemar Norte Leste SA
1.750% due 02/26/2035		20	0
1.750% (LIBOR06M + 1.750%) due 02/26/2035 ~		302	5
The Ministry of Finance and Planning, Government of the United Republic of Tanzania TBD% due 04/26/2028 «		500	493

Total Loan Participations and Assignments (Cost $3,242)			2,980

CORPORATE BONDS & NOTES 57.7%
BANKING & FINANCE 15.6%
Africa Finance Corp. 2.875% due 04/28/2028		200	176
Asian Infrastructure Investment Bank 42.250% due 12/30/2024	TRY	26,700	752
Banco do Brasil SA
6.000% due 03/18/2031		$200	201
8.500% due 07/29/2026	MXN	4,000	231
Bank Hapoalim BM 3.255% due 01/21/2032 •(f)		$200	180
BOI Finance BV 7.500% due 02/16/2027	EUR	350	358
Gabon Blue Bond Master Trust 6.097% due 08/01/2038		$600	599
Interoceanica Finance Ltd. 0.000% due 05/15/2030 (d)		274	188
Ipoteka-Bank ATIB 5.500% due 11/19/2025		300	289
Kuwait Projects Co. SPC Ltd. 4.500% due 02/23/2027		600	533
Peru Payroll Deduction Finance Ltd. 0.000% due 11/01/2029 «(d)		526	439
Trust Fibra Uno
6.390% due 01/15/2050		500	406
6.950% due 01/30/2044		300	264

			4,616

INDUSTRIALS 27.3%
Aeropuerto Internacional de Tocumen SA 5.125% due 08/11/2061		200	147
Alfa Desarrollo SpA 4.550% due 09/27/2051		199	152
AngloGold Ashanti Holdings PLC 3.750% due 10/01/2030		300	262
Charter Communications Operating LLC 3.850% due 04/01/2061		300	178
CSN Resources SA 4.625% due 06/10/2031		200	164
Ecopetrol SA 5.875% due 05/28/2045		100	75
Empresa de los Ferrocarriles del Estado 3.068% due 08/18/2050 (g)		900	546
Fortune Star BVI Ltd. 3.950% due 10/02/2026	EUR	400	350
Guara Norte SARL 5.198% due 06/15/2034 (g)		$771	704
IHS Netherlands Holdco BV 8.000% due 09/18/2027		200	191

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	March 31, 2024 (Unaudited)

IRB Infrastructure Developers, Inc. 7.110% due 03/11/2032		200	203
JSW Steel Ltd. 5.050% due 04/05/2032		300	264
KazMunayGas National Co. JSC 5.750% due 04/19/2047		300	261
Metalsa SA de CV 3.750% due 05/04/2031		300	243
OCP SA 5.125% due 06/23/2051		500	378
Petroleos de Venezuela SA 9.750% due 05/17/2035 ^		600	69
Petroleos del Peru SA 5.625% due 06/19/2047		400	270
Petroleos Mexicanos
6.375% due 01/23/2045		600	387
6.950% due 01/28/2060 (g)		1,400	926
Prosus NV 3.680% due 01/21/2030		200	176
Saderea DAC 12.500% due 11/30/2026 ^ (b)		558	261
Stillwater Mining Co.
4.000% due 11/16/2026		200	179
4.500% due 11/16/2029		200	158
TransJamaican Highway Ltd. 5.750% due 10/10/2036		182	161
Turkish Airlines Pass-Through Trust 4.200% due 09/15/2028		477	450
Vale SA 1.378% due 12/29/2049 ~(e)	BRL	14,500	938

			8,093

UTILITIES 14.8%
Chile Electricity Lux MPC SARL 6.010% due 01/20/2033		$600	606
Engie Energia Chile SA 3.400% due 01/28/2030		200	173
EP Infrastructure AS 1.816% due 03/02/2031	EUR	150	129
Israel Electric Corp. Ltd. 8.100% due 12/15/2096		$600	685
LLPL Capital Pte. Ltd. 6.875% due 02/04/2039 (g)		697	698
Mong Duong Finance Holdings BV 5.125% due 05/07/2029		553	529
Peru LNG SRL 5.375% due 03/22/2030		200	174
Poinsettia Finance Ltd. 6.625% due 06/17/2031		753	639
Tierra Mojada Luxembourg SARL 5.750% due 12/01/2040 (g)		814	749

			4,382

Total Corporate Bonds & Notes (Cost $17,932)			17,091

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.8%
Primrose Residential DAC 4.598% due 03/24/2061 •	EUR	70	76
Stratton Mortgage Funding PLC 5.952% due 01/20/2054 •	GBP	65	82
Trinity Square PLC 6.072% due 07/15/2059 •		53	67

Total Non-Agency Mortgage-Backed Securities (Cost $232)			225

SOVEREIGN ISSUES 36.1%
Angolan Government International Bond 8.750% due 04/14/2032		$200	184
Brazil Government International Bond
6.125% due 03/15/2034		200	198
7.125% due 05/13/2054		200	202
Colombia Government International Bond
3.000% due 01/30/2030		200	166
4.125% due 02/22/2042		200	136
5.625% due 02/26/2044		300	239
7.500% due 02/02/2034		200	205
8.000% due 11/14/2035		200	210
Congolese Government International Bond 6.000% due 06/30/2029 þ		234	195
Dominican Republic International Bond
5.875% due 01/30/2060		200	171
11.250% due 09/15/2035	DOP	17,100	314
13.625% due 02/03/2033		11,800	242

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	March 31, 2024 (Unaudited)

Ecuador Government International Bond
3.500% due 07/31/2035 þ		$20	10
6.000% due 07/31/2030 þ		730	497
Egypt Government International Bond
7.600% due 03/01/2029		200	185
7.625% due 05/29/2032		200	171
7.903% due 02/21/2048		300	228
8.750% due 09/30/2051		400	325
Finance Department Government of Sharjah
4.000% due 07/28/2050		200	132
6.125% due 03/06/2036		300	303
Guatemala Government International Bond 6.600% due 06/13/2036		200	205
Hungary Government International Bond 5.500% due 03/26/2036		200	194
Israel Government International Bond 5.500% due 03/12/2034		400	397
Ivory Coast Government International Bond 7.625% due 01/30/2033		200	199
Jordan Government International Bond 7.375% due 10/10/2047		200	177
Korea National Oil Corp. 4.875% due 04/03/2029 (a)		200	199
North Macedonia Government International Bond 6.960% due 03/13/2027	EUR	100	113
Pakistan Government International Bond
7.375% due 04/08/2031		$200	158
8.875% due 04/08/2051		200	151
Panama Government International Bond 3.870% due 07/23/2060		400	233
Paraguay Government International Bond 6.000% due 02/09/2036		200	203
Poland Government International Bond
5.125% due 09/18/2034		150	150
5.500% due 03/18/2054		150	150
Republic of Angola Via Avenir Issuer Ireland DAC 6.927% due 02/19/2027		600	583
Republic of Cameroon International Bond 5.950% due 07/07/2032	EUR	200	167
Romania Government International Bond
2.000% due 04/14/2033 (g)		600	498
6.375% due 09/18/2033		200	231
Senegal Government International Bond 6.750% due 03/13/2048		$200	149
Serbia Government International Bond
2.050% due 09/23/2036	EUR	200	152
6.500% due 09/26/2033		$200	204
Tunisian Republic International Bond 5.750% due 01/30/2025		700	662
Turkey Government International Bond
5.875% due 05/21/2030	EUR	200	216
7.625% due 05/15/2034 (g)		$300	302
Turkiye Ihracat Kredi Bankasi AS 7.500% due 02/06/2028		200	201
Ukraine Government International Bond
7.253% due 03/15/2035		200	59
7.750% due 08/01/2041 ~		100	56
Uzbekneftegaz JSC 4.750% due 11/16/2028		300	252
Venezuela Government International Bond 9.250% due 09/15/2027 ^(b)		700	127

Total Sovereign Issues (Cost $9,967)			10,701

SHORT-TERM INSTRUMENTS 4.3%
NIGERIA TREASURY BILLS 2.2%
22.245% due 05/21/2024 - 03/06/2025 (c)(d)	NGN	934,850	637

U.S. TREASURY BILLS 2.1%
5.363% due 04/11/2024 - 05/09/2024 (c)(d)(j)		$619	616

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	March 31, 2024 (Unaudited)

Total Short-Term Instruments (Cost $1,167)		1,253

Total Investments in Securities (Cost $32,540)		32,250

	SHARES
INVESTMENTS IN AFFILIATES 3.7%
SHORT-TERM INSTRUMENTS 3.7%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.7%
PIMCO Short-Term Floating NAV Portfolio III	113,998	1,109

Total Short-Term Instruments (Cost $1,109)		1,109

Total Investments in Affiliates (Cost $1,109)		1,109

Total Investments 112.7% (Cost $33,649)		$33,359
Financial Derivative Instruments (h)(i) (0.9)%(Cost or Premiums, net $(188))		(276)
Other Assets and Liabilities, net (11.8)%		(3,478)

Net Assets Applicable to Common Shareholders 100.0%		$29,605

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	March 31, 2024 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^					Security is in default.
«					Security valued using significant unobservable inputs (Level 3).
µ					All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ					Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)					When-issued security.
(b)					Security is not accruing income as of the date of this report.
(c)					Coupon represents a weighted average yield to maturity.
(d)					Zero coupon security.
(e)					Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)					Contingent convertible security.
BORROWINGS AND OTHER FINANCING TRANSACTIONS
REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements

SCX	4.100%	02/15/2024	TBD(2)	EUR	(430)	$(467)
MSB	4.750	03/08/2024	TBD(2		$(299)	(300)
SCX	5.540	03/08/2024	TBD(2)		(1,139)	(1,143)
SOG	5.720	01/29/2024	04/11/2024		(1,280)	(1,293)
	5.620	12/22/2023	TBD(2)		(808)	(820)

Total Reverse Repurchase Agreements						$(4,023)

(g)					Securities with an aggregate market value of $4,385 have been pledged as collateral under the terms of master agreements as of March 31, 2024.
(1)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(2,923) at a weighted average interest rate of 5.321%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)					Open maturity reverse repurchase agreement.
(h)					FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
FUTURES CONTRACTS:
LONG FUTURES CONTRACTS
					Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

U.S. Treasury 10-Year Note June Futures	06/2024	3	$332	$1	$0	$0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	6	774	8	3	0

Total Futures Contracts			$9		$3	$0

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	March 31, 2024 (Unaudited)

SWAP AGREEMENTS:
INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Receive(1)	1-Day USD-SOFR Compounded-OIS	3.750%	Annual	06/20/2029	$300	$2	$0	$2	$0	$0
Pay(1)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029	3,400	(13)	(9)	(22)	0	(5)
Pay(1)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034	100	(1)	1	0	0	0
Pay(1)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2039	270	10	(12)	(2)	0	0
Pay(1)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2044	600	(2)	1	(1)	1	0

Total Swap Agreements	$(4)	$(19)	$(23)	$1	$(5)

Cash of $345 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024.
(1)	This instrument has a forward starting effective date.
(i)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	04/2024	EUR	2,412	$2,613	$10	$0
CBK	04/2024	CNH	600	83	1	0
04/2024	TRY	235	7	0	0
05/2024	$32	EGP	1,544	0	0
05/2024	23	NGN	35,255	3	0
06/2024	8	COP	33,218	0	0
GLM	04/2024	DOP	1,781	$30	0	0
04/2024	GBP	74	94	0	0
04/2024	$2	CNY	17	0	0
05/2024	DOP	3,741	$63	0	0
05/2024	$49	EGP	2,376	1	0
05/2024	1,395	TRY	48,243	25	0
06/2024	AED	2,521	$686	0	0
06/2024	DOP	15,095	253	0	(1)
06/2024	$22	EGP	1,059	0	0
07/2024	PLN	17	$4	0	0
JPM	04/2024	$15	EUR	14	0	0
05/2024	GBP	96	$121	0	0
05/2024	$128	BRL	633	0	(2)
05/2024	47	EGP	2,293	1	0
06/2024	9	ILS	31	0	0
06/2024	0	MXN	5	0	0
03/2025	116	EGP	6,629	9	0
MBC	04/2024	CNH	617	$86	1	0
06/2024	$348	EGP	16,846	1	(1)
06/2024	2	ILS	8	0	0
MYI	04/2024	CNH	258	$36	1	0
04/2024	TRY	29,853	897	5	0
04/2024	$2,605	EUR	2,398	0	(19)
05/2024	EUR	1,594	$1,727	6	0
RBC	04/2024	$0	MXN	5	0	0
SCX	04/2024	CNH	1,499	$208	2	0
05/2024	NGN	96,145	67	0	(2)
05/2024	$3	EGP	146	0	0
05/2024	22	NGN	35,364	3	0
06/2024	4	EGP	202	0	0
08/2024	NGN	30,140	$21	0	0
SOG	05/2024	$109	EGP	5,287	1	0
07/2024	135	6,533	0	0
SSB	05/2024	MXN	3,585	$211	0	(3)
UAG	04/2024	GBP	22	28	0	0

Total Forward Foreign Currency Contracts	$70	$(28)

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	March 31, 2024 (Unaudited)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BOA	Egypt Government International Bond	1.000%	Quarterly	12/20/2024	3.138%	$300	$(23)	$19	$0	$(4)
South Africa Government International Bond	1.000	Quarterly	06/20/2029	2.565	300	(19)	(2)	0	(21)
JPM	Banco do Brasil SA	1.000	Quarterly	12/20/2024	0.842	100	(2)	2	0	0
State Oil Company of Azerb	5.000	Quarterly	06/20/2026	2.345	200	2	9	11	0
MYC	Turkey Government International Bond	1.000	Quarterly	12/20/2028	2.848	1,500	(148)	36	0	(112)

$(190)	$64	$11	$(137)

TOTAL RETURN SWAPS ON SECURITIES
Swap Agreements, at Value
Counterparty	Pay/Receive(5)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

MYC	Receive	Sunac Real Estate Group Co., Ltd. «	0	0.000%	Maturity	01/30/2033	CNY	4,000	$6	$(197)	$0	$(191)

Total Swap Agreements	$(184)	$(133)	$11	$(328)

(j)

Securities with an aggregate market value of $181 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024

Investments in Securities, at Value
Loan Participations and Assignments	$0	$321	$2,659	$2,980
Corporate Bonds & Notes
Banking & Finance	0	4,177	439	4,616
Industrials	0	8,093	0	8,093
Utilities	0	4,382	0	4,382
Non-Agency Mortgage-Backed Securities	0	225	0	225
Sovereign Issues	0	10,701	0	10,701
Short-Term Instruments
Nigeria Treasury Bills	0	637	0	637
U.S. Treasury Bills	0	616	0	616

$0	$29,152	$3,098	$32,250
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,109	$0	$0	$1,109

Total Investments	$1,109	$29,152	$3,098	$33,359

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	4	0	4
Over the counter	0	81	0	81

$0	$85	$0	$85
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(5)	0	(5)

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	March 31, 2024 (Unaudited)

Over the counter				0		(165)		(191)	(356)

				$0		$(170)		$(191)	$(361)

Total Financial Derivative Instruments				$0		$(85)		$(191)	$(276)

Totals				$1,109		$29,067		$2,907	$33,083

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2024:
Category and Subcategory	Beginning Balance at 06/30/2023	Net Purchases (1)	Net Sales/Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2024 (2)

Investments in Securities, at Value
Loan Participations and Assignments	$1,234	$1,573	$(181)	$9	$3	$9	$12	$0	$2,659	$9
Corporate Bonds & Notes
Banking & Finance	0	485	(62)	8	11	(3)	0	0	439	(3)
Short-Term Instruments
Certificates of Deposit	95	0	(101)	0	6	0	0	0	0	0

	$1,329	$2,058	$(344)	$17	$20	$6	$12	$0	$3,098	$6
Financial Derivative Instruments- Liabilities
Over the counter	$(178)	$0	$0	$0	$0	$(13)	$0	$0	$(191)	$(13)

Totals	$1,151	$2,058	$(344)	$17	$20	$(7)	$12	$0	$2,907	$(7)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
									(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 03/31/2024	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments		$1,898	Discounted Cash Flow			Discount Rate			3.980 - 14.160	9.679
		12	Reference Instrument						1.750	—
		749	Third Party Vendor			Broker Quote			101.880	—
Corporate Bonds & Notes
Banking & Finance		439	Proxy pricing			Base Price			83.150	—
Financial Derivative Instruments- Liabilities
Over the counter		(191)	Indicative Market Quotation			Broker Quote			(34.53)	—

Total		$2,907

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2024 may be due to an investment no longer held or categorized as Level 3 at period end.

<

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Act”). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

Notes to Financial Statements (Cont.)

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds, and short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are

Notes to Financial Statements (Cont.)

observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indexes, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of March 31, 2024, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENTS IN AFFILIATES

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III ("Central Funds") to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A copy of each affiliate fund’s shareholder report is available at the U.S Securities and Exchange Commission (“SEC”) website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The tables below show the Fund's transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2024 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 06/30/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$0	$3,908	$(2,799)	$0	$0	$1,109	$7	$0

† A zero balance may reflect actual amounts rounding to less than one thousand.

(1) The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund.

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Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	MSB	Morgan Stanley Bank, N.A	SCX	Standard Chartered Bank, London
CBK	Citibank N.A.	MYC	Morgan Stanley Capital Services LLC	SOG	Societe Generale Paris
GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC	SSB	State Street Bank and Trust Co.
JPM	JP Morgan Chase Bank N.A.	RBC	Royal Bank of Canada	UAG	UBS AG Stamford
MBC	HSBC Bank Plc

Currency Abbreviations:
AED	UAE Dirham	DOP	Dominican Peso	MXN	Mexican Peso
BRL	Brazilian Real	EGP	Egyptian Pound	NGN	Nigerian Naira
CNH	Chinese Renminbi (Offshore)	EUR	Euro	PLN	Polish Zloty
CNY	Chinese Renminbi (Mainland)	GBP	British Pound	TRY	Turkish New Lira
COP	Colombian Peso	ILS	Israeli Shekel	USD (or $)	United States Dollar

Index/Spread Abbreviations:
EUR006M	6 Month EUR Swap Rate	LIBOR06M	6 Month USD-LIBOR	SOFR	Secured Overnight Financing Rate
LIBOR03M	3 Month USD-LIBOR

Other Abbreviations:
DAC	Designated Activity Company	OIS	Overnight Index Swap	TBD	To-Be-Determined
JSC	Joint Stock Company	TBA	To-Be-Announced	TBD%	Interest rate to be determined when loan settles or at the time of funding
LIBOR	London Interbank Offered Rate